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                            ULTRASHORT OTC PROFUND
                            7900 WISCONSIN AVENUE, SUITE 300
                            BETHESDA, MARYLAND 20814
                            (888) 776-5717 (REGISTERED INVESTMENT ADVISERS ONLY)
                            (888) PRO-FNDS ((888) 776-3637) (FOR ALL OTHERS)

         This prospectus describes the UltraShort OTC ProFund (the "ProFund"). The ProFund seeks investment results that correspond each day to twice (200%) of the inverse (opposite) of the performance of the NASDAQ 100 Index(TM). The ProFund offers two classes of shares: Service Shares and Investor Shares. The ProFund may be used by professional money managers and investors to seek profits during periods when the NASDAQ 100 Index(TM) decreases in value or to hedge an existing investment portfolio. Sales are made without any sales charge at net asset value.


         The ProFund involves special risks, some not traditionally associated with mutual funds. Unlike that of most equity mutual funds, the value of shares of the ProFund should normally fall when the price of shares of companies within its market segment rise. In addition, the ProFund's risks include those related to the use of aggressive and leveraged investment techniques, high portfolio turnover and possible tracking error. Investors should carefully review and evaluate these risks in considering an investment in the ProFund to determine whether an investment in the ProFund is appropriate. The ProFund alone does not constitute a balanced investment plan and is not intended for investors whose principal objective is current income or preservation of capital. See "Special Risk Considerations." Because of the inherent risks in any investment, there can be no assurance that the ProFund's investment objectives will be achieved.


         This prospectus relates only to the UltraShort OTC ProFund. Interested persons who wish to obtain a copy of the prospectus for the Bull ProFund, UltraBull ProFund, Bear ProFund, UltraBear ProFund, UltraOTC ProFund and Money Market ProFund may contact ProFunds at the address above or by telephoning ProFunds at the telephone numbers listed above. Investors should read this Prospectus and retain it for future reference. This Prospectus is designed to set forth concisely the information an investor should know about the ProFund before investing. A Statement of Additional Information ("SAI"), dated November 10, 1997, as supplemented from time to time, containing additional information about the ProFund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of this SAI is available, without charge, upon request to ProFunds at the address above or by telephoning ProFunds at the telephone numbers above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   The date of this Prospectus is May 1, 1998

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                                FEES AND EXPENSES

         The following table illustrates all expenses and fees that a shareholder of the ProFund will incur in the first year of operations:

                                                INVESTOR           SERVICE
                                                  CLASS             CLASS

SHAREHOLDER TRANSACTION EXPENSES:
Sales Load Imposed on Purchases                     None             None
Sales Load Imposed on Reinvested Dividends          None             None
Deferred Sales Load                                 None             None
Redemption Fees(1)                                  None             None
Exchange Fees                                       None             None

ANNUAL FUND OPERATING EXPENSES:
Advisory Fees                                      0.75%            0.75%
12b-1 Fees                                          None             None
Other Expenses(2)(3)                               0.58%            1.58%
Total ProFund Operating Expenses                   1.33%            2.33%

(1) The ProFund charges $15 for each wire transfer of redemption proceeds; this charge may be waived at the discretion of ProFunds.
(2) Based on estimated expenses to be incurred in the ProFund's first year of operations. Other expenses include fees of .15% for administration and shareholder services. The fee under the Shareholder Services Plan is calculated on the basis of the average net assets of the ProFund's Service Shares at an annual rate not to exceed 1.00%.
(3) Without waiver of administration fees, "Other Expenses" and "Total Operating Expenses" would be 0.67% and 1.42%, respectively, for the Investor Class and 1.67% and 2.42%, respectively, for the Service Class.

EXAMPLES

         Assuming hypothetical investments of $1,000 in Investor Shares and Service Shares, a 5% annual return, and redemption at the end of each time period, an investor in the ProFund would pay operating expenses as follows:

                                                    1 YEAR            3 YEARS
                  Investor Class                      $14               $42
                  Service Class                       $24               $73

         The preceding table of fees and expenses is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investor. The percentages shown above are based on estimates. The 5% assumed annual return is for comparison purposes only. For a more complete discussion of the fees connected with an investment in the ProFund and the services provided to the ProFund, see "Management of the ProFund" in this Prospectus and in the SAI. THE PRECEDING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

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                             SPECIAL CONSIDERATIONS

         The ProFund presents certain risks, some not typically associated with mutual funds. Shareholders should consider the special factors discussed below that are associated with the investment policies of the ProFund in determining the appropriateness of investing in the ProFund.

TRACKING ERROR


         While the ProFund does not expect that its return over a year will deviate adversely from its respective benchmark by more than ten percent, several factors may affect its ability to achieve this correlation. Among these factors are: (1) expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the ProFund; (2) an imperfect correlation between the performance of instruments held by the ProFund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (3) bid-ask spreads (the effect of which may be increased by portfolio turnover); (4) the ProFund holding instruments traded in a market that has become illiquid or disrupted; (5) ProFund share prices being rounded to the nearest cent; (6) changes to the benchmark index that are not disseminated in advance; (7) the need to conform the ProFund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements, and (8) early and unanticipated closings of the markets on which the holdings of the ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions. While a close correlation of the ProFund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of the ProFund may diverge significantly from the accumulative percentage decrease or increase in the benchmark due to a compounding effect.


AGGRESSIVE INVESTMENT TECHNIQUES

         The ProFund may engage in certain aggressive investment techniques which may include engaging in short sales and transactions in futures contracts and options on securities, securities indexes, and futures contracts. The ProFund expects that it will primarily use these techniques in seeking to achieve its objective and that a significant portion (up to 100%) of the assets of the ProFund will be held in liquid instruments in a segregated account by the ProFund as "cover" for these investment techniques.

         Participation in the options or futures markets by the ProFund involves distinct investment risks and transaction costs. Risks inherent in the use of options, futures contracts, and options on futures contracts include: (1) adverse changes in the value of such instruments; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index, or futures contracts; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time. For further information regarding these investment techniques, see "Investment Policies and Techniques."

LEVERAGE

         The ProFund intends to regularly use leveraged investment techniques in pursuing its investment objective. Utilization of leveraging involves special risks and should be considered to be speculative. Leverage exists when the ProFund achieves the right to a return on a capital base that

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exceeds the amount the ProFund has invested. Leverage creates the potential for greater gains to shareholders of the ProFund during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of the ProFund's shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease the ProFund's total return to shareholders. If the ProFund achieves its investment objective, during market conditions adverse to the Fund's objective (i.e., during a rising market), shareholders should experience a loss of approximately twice the amount they would have incurred had the ProFund not been leveraged.

PORTFOLIO TURNOVER

         The ProFund anticipates that its investors, as part of an asset-allocation or market-timing investment strategy, will frequently exchange its shares of the ProFund for shares in other ProFunds pursuant to the exchange policy (see "How to Exchange Shares of ProFunds"), which would cause the ProFund to experience high portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and other expenses which would be borne by the ProFund. In addition, the ProFund's portfolio turnover level may adversely affect the ability of the ProFund to achieve its investment objective. Pursuant to the formula prescribed by the Securities and Exchange Commission (the "Commission"), the portfolio turnover rate for the ProFund is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year. The ProFund typically holds most of its investments in short-term options and futures contracts and other instruments which are excluded for purposes of computing portfolio turnover. Therefore, based on the Commission's portfolio turnover formula, the ProFund expects a portfolio turnover rate of approximately 0%.

NON-DIVERSIFIED STATUS

         The ProFund is a "non-diversified" series. The ProFund is considered "non-diversified" because a relatively high percentage of the ProFund's assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. The ProFund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. The ProFund's classification as a "non-diversified" investment company means that the proportion of the ProFund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 (the "1940 Act"). The ProFund, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which imposes diversification requirements on the ProFund that are less restrictive than the requirements applicable to "diversified" investment companies under the 1940 Act.

                              INVESTMENT OBJECTIVE

GENERAL

         The ProFund seeks investment results that correspond each day to twice of the inverse (opposite) of the performance of the NASDAQ 100 Index(TM). It is the policy of the ProFund to pursue its investment objective of correlating with its benchmark regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

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         Fundamental securities analysis is not generally used by ProFund
Advisors LLC (the "Advisor") in seeking to correlate with the ProFund's benchmark. Rather, the Advisor primarily uses statistical and quantitative analysis to determine the investments the ProFund makes and techniques it employs. While the Advisor attempts to minimize any "tracking error" (that statistical measure of the difference between the investment results of the ProFund and the performance of its benchmark), certain factors will tend to cause the ProFund's investment results to vary from a perfect correlation to its benchmark. The ProFund, however, does not expect that its total returns will vary adversely from its respective current benchmarks by more than ten percent over the course of a year, although there can be no guarantee with respect to such correlation. See "Special Considerations."

         The ProFund is designed to allow investors to seek to profit from anticipated decreases in the NASDAQ 100 Index(TM) or to hedge an existing portfolio of securities or mutual fund shares. The ProFund's investment objective is to provide investment results that will inversely correlate to 200% of the performance of the NASDAQ 100 Index(TM). The ProFund seeks to achieve this inverse correlation on each trading day.

         If the ProFund achieved a perfect inverse correlation for any single trading day, the net asset value of the shares of the ProFund would increase for that day proportional to twice any decrease in the level of the NASDAQ 100 Index(TM). Conversely, the net asset value of the shares of the ProFund would decrease for that day proportional to twice any increase in the level of the NASDAQ 100 Index(TM) for that day.

         For example, if the NASDAQ 100 Index(TM) were to decrease by 1% on a particular day, investors in the ProFund should experience a gain in net asset value of approximately 2% for that day. Conversely, if the NASDAQ 100 Index(TM) were to increase by 1% by the close of business on a particular trading day, investors in the ProFund would experience a loss in net asset value of approximately 2%.

         In pursuing its investment objective, the ProFund generally does not invest in traditional securities, such as common stock of operating companies. Rather, the ProFund employs certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

         Under these techniques, the ProFund will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the ProFund terminates the position. The ProFund will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the ProFund pays or receives as the result of the transaction. Due to the nature of the ProFund, investors could experience substantial losses during sustained periods of rising equity prices.

         The NASDAQ 100 Index(TM) includes 100 of the largest non-financial domestic companies listed on the NASDAQ National Market tier of The NASDAQ Stock Market. Launched in January 1985, each security in the Index is proportionately represented by its market capitalization in relation to the total market value of the NASDAQ 100 Index(TM). The NASDAQ 100 Index(TM) reflects NASDAQ's largest growth companies across major industry groups. All Index components have a minimum market capitalization of $500 million, and an average daily trading volume of at least 100,000 shares. NASDAQ will not be a sponsor of, or in any other way be affiliated with, the ProFund.

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         Companies whose securities are traded on the over-the-counter ("OTC")
markets generally have smaller market capitalization or are newer companies than those listed on the NYSE or the American Stock Exchange (the "AMEX"). OTC companies often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of certain smaller OTC companies are the less certain growth prospects of comparable smaller firms, the lower degree of liquidity in the OTC markets for such securities, and the greater sensitivity of smaller capitalized companies to changing economic conditions than larger capitalized, exchange-traded securities. Conversely, because many of these OTC securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.

                       INVESTMENT POLICIES AND TECHNIQUES

FUTURES CONTRACTS AND RELATED OPTIONS

         The ProFund may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities. The ProFund anticipates that that it will primarily engage in transactions in futures contracts and related options on the Chicago Mercantile Exchange ("CME").

         A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

         When the ProFund purchases a put or call option on a futures contract, the ProFund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, the ProFund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund the underlying futures contract for a specified price upon exercise at any time during the option period.

         Whether the ProFund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the ProFund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFund may engage in related closing transactions with respect to options on futures contracts. The ProFund will only engage in transactions in futures contracts and options thereupon that are traded on a United States exchange or board of trade.

         When the ProFund purchases or sells a stock index futures contract, or sells an option thereon, the ProFund "covers" its position. To cover its position, the ProFund may enter into an offsetting position or maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract, or otherwise "cover" its position.

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         Although the ProFund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the ProFund to substantial losses. If trading is not possible, or if the ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS TRANSACTIONS

         The ProFund may purchase and write options on stock indexes to create investment exposure consistent with its investment objectives, hedge or limit the exposure of their positions and to create synthetic money market positions. See "Taxes."

         A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

         Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the ProFund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Whether the ProFund will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. The ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund either (i) owns an offsetting position in securities or other options and/or (ii) maintains with the ProFund's custodian bank liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

OPTIONS ON SECURITIES

         The ProFund may buy options and write (sell) options on securities. By buying a call option, the ProFund has the right, in return for a premium paid during the term of the option, to buy the

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securities underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the ProFund becomes obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the ProFund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, the ProFund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price. Options on securities written (sold) by the ProFund will be conducted on recognized securities exchanges. The ProFund will not write options on securities unless it covers its position as described under "Index Options Transactions".

         The ProFund will realize a gain (or a loss) on a call or a put option previously purchased by the ProFund if the premium, less commission costs, received by the ProFund on the sale of the call or the put option to close the transaction is greater (or less) than the premium, plus commission costs, paid by the ProFund to purchase the call or the put option. If a put or a call option which the ProFund has purchased expires out-of-the-money (i.e., the exercise price of the option is less than the current market value of the underlying security), the option will become worthless on the expiration date, and the ProFund will realize a loss in the amount of the premium paid, plus commission costs.

         Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the ProFund. If an options market were to become unavailable, the ProFund would be unable to realize its profits or limit its losses until the ProFund could exercise options it holds, and the ProFund would remain obligated until options it wrote were exercised or expired.

         Because option premiums paid or received by the ProFund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

SHORT SALES

         The ProFund may engage in short sales transactions under which the ProFund sells a security it does not own. To complete such a transaction, the ProFund must borrow the security to make delivery to the buyer. The ProFund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the ProFund. Until the security is replaced, the ProFund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the ProFund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

         Until the ProFund closes its short position or replaces the borrowed security, the ProFund will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

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U.S. GOVERNMENT SECURITIES

         The ProFund may invest in U.S. government securities in pursuit of its investment objectives, as "cover" for the investment techniques the ProFund employ, or for liquidity purposes.

         Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the ProFund's portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of the ProFund's portfolio investments in these securities.

         Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. Such agencies and instrumentalities may borrow funds from the U.S. Treasury. However, no assurances can be given that the U.S. government will provide such financial support to the obligations of the other U.S. government agencies or instrumentalities in which the ProFund invests, since the U.S. government is not obligated to do so. These other agencies and instrumentalities are supported by either the issuer's right to borrow, under certain circumstances, an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality itself.

REPURCHASE AGREEMENTS

         Under a repurchase agreement, the ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. government securities. The Advisor will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the ProFund. In the event of a default or bankruptcy by the seller, the ProFund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the ProFund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sales of these securities were less than the agreed-upon repurchase price, the ProFund would suffer a loss. The ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFund to treat repurchase agreements that do not mature within seven days (or which may not be terminated within seven calendar days upon notice by the ProFund) as illiquid for the purposes of its investment policies.

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CASH RESERVES

         As a cash reserve, for liquidity purposes, or as "cover" for positions it has taken, the ProFund may temporarily invest all or part of the ProFund's assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

OTHER INVESTMENT POLICIES

         The ProFund also may engage in certain other investment practices described below. However, the ProFund does not presently intend to invest more than 5% of its net assets in any of these practices. The ProFund may purchase securities on a when-issued or delayed-delivery basis, and also may lend portfolio securities to brokers, dealers, and financial institutions. The ProFund may borrow money for investment purposes or invest in illiquid securities. The ProFund also may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. A more-detailed explanation of these investment practices, including the risks associated with each practice, is included in the Statement of Additional Information. In addition, see the discussion of risk factors involved in investing in non-diversified funds under "Special Considerations" -- "Non-Diversified Status".

                               SHAREHOLDERS' GUIDE

HOW TO INVEST IN THE PROFUND

         General
         -------

         The shares of the ProFund are offered at the net asset value per share next computed after receipt of the investor's order. No sales charges are imposed on initial or subsequent investments in the ProFund. See "General Information About the Trust - Determination of Net Asset Value".

         Minimum Investment
         ------------------

         The minimum initial investment in the ProFunds for investors who have engaged a registered investment adviser with discretionary authority over the shareholder's account is $5,000. For all other shareholder accounts ("Self-Directed Accounts"), the minimum initial investment in the ProFunds is $15,000. These minimums also apply to retirement plan accounts and are determined based upon the total investment in the ProFund. The ProFund, at its discretion, may accept lesser amounts in certain circumstances. There is no minimum amount for subsequent investments, other than those made pursuant to the automatic investment plan, in the ProFund. ProFundS reserves the right to reject or refuse, at the ProFund's discretion, any order for the purchase of the ProFund's shares in whole or in part.

         How To Invest By Mail
         ---------------------

         Fill out an application and make out a check payable to "ProFunds." Mail the check along with the application to:

                                ProFunds
                                P.O. Box 182800
                                Columbus, OH 43218-2800

         The net asset value of shares purchased by mail will be computed based upon the price of shares next computed after the receipt of an investment by mail.

         How To Invest By Wire Transfer
         ------------------------------

         New accounts opened by Self-Directed Accounts with initial minimum purchases of $50,000 and by registered investment advisers, may use the following procedures. First, fill out an application and fax the completed application, along with the request for a confirmation number to ProFunds at
(800) 782-4797. Once you have received your confirmation number, you must then request that your bank wire transfer the purchase amount to ProFunds along with the following instructions:

         Request a wire transfer to:

                  UMB BANK, N.A.
                  Routing Number: ABA #101000695
                  For Account of ProFunds
                  DDA #9870857952
                  YOUR NAME
                  YOUR CONFIRMATION NUMBER

         After instructing your bank to transfer money by wire, call the ProFund at 888-PRO-FNDS and inform the ProFund as to the amount that you have transferred and the name of the bank sending the transfer. Wire transfer requests may be made between 8:00 AM and 9:00 PM Eastern Time. However, wire transfers must be received by 3:30 PM Eastern Time to receive that day's net asset value. Wire transfer requests received after 3:30 PM Eastern Time are deemed to be received on the next business day of the ProFund and will be placed at the next determined net asset value on the next business day. If the primary exchange or market on which the ProFund transacts business closes early, the above cut-off time will be thirty minutes prior to the close of such exchange or market. Your bank may charge a fee for such services. Instructions, written or telephonic, given to the ProFund for wire transfer requests do not constitute a purchase order until the wire transfer has been received by the ProFund. The ProFund is not liable for any loss incurred due to a wire transfer not having been received.

         Purchase Through Securities Dealers
         -----------------------------------

         Investments in the ProFund may be made through securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee.

HOW TO EXCHANGE SHARES OF THE PROFUND

         Shares of the ProFund may be exchanged, without any charge, for shares of Bull ProFund, UltraBull ProFund, Bear ProFund, UltraBear ProFund, UltraOTC ProFund and Money Market ProFund on the basis of the respective net asset values of the shares involved. Before any exchange may be made, shareholders must receive a prospectus relating to the other ProFunds by contacting ProFunds by letter or by telephone at the address or numbers indicated on the cover of this Prospectus. Thereafter, exchanges may be made by letter or by telephone at the address or numbers indicated on the cover of this Prospectus. TELEPHONE REQUESTS FOR SHARE EXCHANGES MAY BE MADE BETWEEN 8:00 AM AND 3:50 PM AND BETWEEN 4:30 PM AND 9:00 PM EASTERN TIME. Telephone requests for share exchanges will receive the net asset value per share next determined. If the primary exchange or market on which the ProFund transacts business closes early, the above cut-off time will be fifteen minutes prior to the close of such exchange or market. The net asset value of share exchange requests made by mail will be computed based upon the price of shares next computed after the receipt of the request.

         Exchanges with respect to Self-Directed Accounts must be for at least $1,000 or 100% of the account value for the ProFund, whichever is less, from which the transfer is made. See "Shareholders' Guide - Special Information Regarding Telephone Requests for Redemptions and Exchanges".

         To implement an exchange, shareholders must provide the following information:

         o        Name and telephone number;
         o        Account name and number;
         o        Taxpayer identification number;
         o Number of or percentage of shares or dollar value of shares to be exchanged;
         o        The name of the ProFund from which the exchange is to be made;
                  and
         o        The name of the ProFund to which the exchange is to be made.

         The privilege to initiate exchange transactions by telephone will be made available to ProFund shareholders automatically. Exchanges may only be made between identically registered accounts. The exchange privilege is available only in states where the exchange legally may be made and may be modified or discontinued at any time. In addition, see "Shareholders' Guide - Special Information Regarding Written and Telephone Requests for Redemptions and Exchanges" regarding instructions received by telephone.

HOW TO WITHDRAW MONEY (REDEEM SHARES)

         General
         -------


         An investor can withdraw all or any portion of his investment by redeeming ProFund shares at the next determined net asset value per share after receipt of the order. Withdrawals may be made by letter or by telephone at the address or numbers indicated on the cover of this Prospectus. TELEPHONE REQUESTS FOR SHARE REDEMPTIONS MAY BE MADE BETWEEN 8:00 AM AND 3:50 PM AND 4:30 PM AND 9:00 PM EASTERN TIME. Telephone requests for share redemptions will receive the net asset value per share next determined. If the primary exchange or market on which the ProFund transacts business closes early, the above cut-off time will be thirty minutes prior to the close of such exchange or market. The net asset value of share redemption requests made by mail will be computed based upon the price of shares next computed after the receipt of the request.


         The privilege to initiate redemption transactions by telephone will be made available to ProFund shareholders automatically. Redemptions from Self-Directed Accounts must be for at least $1,000 or 100% of the account value for the ProFund, whichever is less, from which the transfer is made.

         Payment of the redemption proceeds will be made within seven days after the ProFund's receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests will be delayed until the ProFund's transfer agent is reasonably satisfied that the purchase payment has been collected by the ProFund (which may require up to 15 business days). An investor may avoid a delay in receiving redemption proceeds by purchasing shares with a certified check.

         Wire Of Withdrawals
         -------------------

         Shareholders may request payment by wire of withdrawal proceeds from the ProFund. The ProFund charges $15 for each wire transfer of redemption proceeds; this charge may be waived at the discretion of the ProFund.

         Redemptions To Third Party Or Other Address
         -------------------------------------------

         Telephone redemptions are sent only to the address of record of the redeeming investor or to bank accounts specified by the redeeming investor in his account application. If the investor desires payment of redemption proceeds to a third party or to a location other than the investor's address of record or a bank account specified in the investor's account application, this request must be in writing, and the investor's signature must be guaranteed by a commercial bank, a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, or government securities broker, a credit union, a national securities exchange, registered securities association, clearing agency, or a savings association.

SPECIAL INFORMATION REGARDING TELEPHONE REQUESTS FOR REDEMPTIONS AND EXCHANGES

         When acting on telephone instructions believed to be genuine, the ProFund will not be liable for any loss resulting from a fraudulent telephone transaction request, and the investor will bear the risk of any such loss. The ProFund will employ reasonable procedures to confirm that the telephone instructions are genuine; and if the ProFund does not employ such procedures, then the ProFund may be liable for any losses due to unauthorized or fraudulent instructions. The ProFund follows specific procedures for transactions initiated by telephone, including, among others, requiring some form of personal form of identification prior to acting upon instructions received by telephone, providing written confirmation not later than 5 business days after such transaction and/or tape recording of telephone instructions.

         Investors also should be aware that telephone redemptions or exchanges may be difficult to implement in a timely manner during periods of significant economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail. Telephone redemption and exchange privileges may be terminated or modified by the ProFund at any time.

HOW TO MAKE AUTOMATIC INVESTMENTS, EXCHANGES AND WITHDRAWALS

         Investors may also purchase and redeem ProFund shares by arranging systematic monthly, bimonthly, quarterly or annual investments into the ProFund (the "Automatic Investment Plan"), and redemptions from the ProFund (the "Automatic Withdrawal Plan"). The minimum investment amounts are $1,000 per transfer and minimum withdrawal amounts are $500 per transfer. These minimums are waived for IRA shareholders 70-1/2 or older. For more information, including terms and conditions, about automatic investment, exchange and withdrawal features, please call the ProFunds at 888-PRO-FNDS.

DIVIDENDS AND DISTRIBUTIONS

         General
         -------

         All income dividends and capital gains distributions of the ProFund automatically will be reinvested in additional shares of the ProFund at the net asset value calculated on the ex-dividend date, unless an investor has requested otherwise in writing. Dividends and distributions of the ProFund are taxable to the shareholders of the ProFund, as discussed below under "Taxes," whether such dividends and distributions are reinvested in additional shares of the ProFund or received in cash. Statements of account will be sent to the ProFund shareholders at least quarterly.

         The ProFund intends to distribute annually any net investment income and net realized capital gains to shareholders. The ProFund may declare a special distribution for the ProFund if the ProFund believes that such a distribution would be in the best interests of its shareholders.

TAX-SHELTERED RETIREMENT PLANS

         ProFunds sponsors IRAs which enable individuals to establish their own retirement program (including spousal IRAs, Rollover IRAs, SEP IRAs and Simple
IRAs). Fund-sponsored retirement plans are charged an annual $15.00 maintenance fee and receive tax reporting services. In addition, investors in the following retirement plans are eligible to invest in the ProFund:

         o        Keogh Accounts - Defined Contribution Plans (Profit-Sharing
                  Plans)
         o        Keogh Accounts
         o        Money Purchase Plans
         o        Pension Plans
         o        Internal Revenue Code Section 403(b) Plans

         All of ProFunds' IRA distribution requests must be made in writing to BISYS Fund Services, Inc. ("BFSI"), the ProFund's transfer agent. Any additional deposits to the ProFund must distinguish the type and year of the contribution.

         For more information on ProFund IRAs, or any other retirement plan, please call the ProFund at 888-PRO-FNDS. Shareholders are advised to consult a tax adviser on ProFund IRA contribution and withdrawal requirements and restrictions.

MISCELLANEOUS

         Involuntary Redemptions of Small Accounts
         -----------------------------------------

         Because of the administrative expense of handling small accounts, ProFunds reserves the right to redeem involuntarily an investor's account, including a retirement account, which falls below the applicable minimum investment in total value in ProFunds due to redemptions. In addition, both a request for a partial redemption by an investor whose account balance is below the minimum investment and a request for a partial redemption by an investor that would bring the account balance below the minimum investment will be treated as a request by the investor for a complete redemption of that account. Investors holding shares in a retirement account should be aware that any redemption from a retirement account may result in tax consequences including, but not limited to, a 10% penalty on the amount withdrawn if the shareholder is under the age of 59-1/2. Shareholders should consult their tax advisers about such tax consequences. ProFunds reserves the right to modify its minimum investment requirements and the corresponding amounts below which involuntary redemptions may be effected.

         Suspension of Redemptions
         -------------------------

         The right of redemption may be suspended, or the date of payment postponed: (i) for any period during which the New York Stock Exchange ("NYSE"), or the Federal Reserve Bank of New York, as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE, as appropriate, is restricted; (ii) for any period during which an emergency exists so that disposal of the ProFund's investments or the determination of its net asset value is not reasonably practicable; or (iii) for such other periods as the Securities and Exchange Commission (the "Commission"), by order, may permit for protection of the ProFund's investors.

         "Undeliverable" or "Uncashed" Dividend Checks
         ---------------------------------------------

         If you elect to receive distribution in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the ProFund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the ProFund at the per share net asset value determined as of the date of cancellation.

         Transaction Charges
         -------------------

         In addition to charges described elsewhere in this Prospectus, ProFunds also may make a charge of $25 for items returned for insufficient or uncollectible funds.

         No Certificates
         ---------------

         In the interest of economy and convenience, physical certificates representing the ProFund's shares are not issued. Shares of the ProFund are recorded on a register by BFSI.

                                      TAXES

         The ProFund intends to elect to be treated to qualify each year as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders; the ProFund intends to make timely distributions in order to avoid tax liability.

         Dividends out of net ordinary income and distribution of net short-term capital gains are taxable to the recipient U.S. shareholders as ordinary income, whether received in cash or reinvested in ProFund shares. Dividends from net ordinary income may be eligible for the corporate dividends-received deduction.

         The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the ProFund to its U.S. shareholders as capital gains distributions is taxable to the shareholders as gain from the sale of a capital asset held for more than one year, regardless of the length of time a shareholder has held the ProFund shares. The ProFund expects that such dividends will be taxable to shareholders as long-term gain, although the matter is not free from doubt. If a shareholder holds ProFund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of the ProFund shares will be long-term loss to the extent of such distribution.

         The amount of an income dividend or capital gains distribution declared by the ProFund during October, November or December of a year to shareholder of record as of a specified date in such a month that is paid during January of the following year will be deemed to be received by shareholders on December 31 of the prior year.

         Any dividend or distribution paid by the ProFund has the effect of reducing the ProFund's net asset value per share. Investors should be careful to consider the tax effect of buying shares shortly before a distribution by the ProFund. The price of shares purchased at that time will include the amount of the forthcoming distribution, but the distribution will be taxable to the shareholder.

         A dividend or capital gains distribution with respect to shares of the ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distribution from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         Shareholders will be advised annually as to the federal tax status of dividends and capital gains distribution made by the ProFund for the preceding year. Distributions by the ProFund generally will be subject to state and local taxes.

         Certain shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the ProFund is required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemption. Amounts withheld may be credited against a shareholder's federal income tax.

         The foregoing is a brief summary of federal income tax consequences of owning ProFund shares. For more information about federal, state and local taxes, please see your tax adviser and the SAI.

                            MANAGEMENT OF THE PROFUND

INVESTMENT ADVISORS

         ProFund Advisors LLC
         --------------------

         The ProFund is provided investment advice and management services by ProFund Advisors LLC, a Maryland limited liability company formed on May 8, 1997, with offices at 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814 (the "Advisor"). Louis M. Mayberg and Michael L. Sapir own a controlling interest in the Advisor.


         Under an investment advisory agreement between ProFunds and the Advisor, dated October 28, 1997, as amended February 18, 1998, the ProFund pays the Advisor a fee at an annualized rate, based on the average daily net assets of the ProFund, of 0.75%. The Advisor manages the investment and the reinvestment of the assets of the ProFund, in accordance with the investment objectives, policies, and limitations of the ProFund, subject to the general supervision and control of ProFunds' Board of Trustees and officers. The Advisor bears all costs associated with providing these advisory services and the expenses of the ProFund who are affiliated persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the ProFund, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of ProFund shares, and otherwise currently pays all distribution costs for ProFund shares.


         As a recently created entity, the ProFund will be subject to all the risks incident to the creation of a new business, including the absence of a history of operations. The Advisor is a newly created entity and, as such, prior to the commencement of operations of the ProFund, had no previous experience in providing investment management services to an investment company. Michael L. Sapir, the Advisor's Chairman and Chief Executive Officer, is the former Senior Vice President of Padco Advisors, Inc., the investment adviser to Rydex(TM) funds and was an attorney in private practice for over thirteen years specializing in advising issuers of investment products, including mutual funds. Louis M. Mayberg, the Advisor's president, co-founded an investment banking firm in 1986 and has been responsible for, among other things, managing the investment "hedge" fund sponsored by that firm. William E. Seale, Ph.D., the Advisor's and ProFunds' Director of Portfolio, has over twenty-five years of experience with respect to the commodity futures markets, including serving for five years pursuant to a presidential appointment as Commissioner to the United States Commodities Futures Trading Commission.


SERVICE PROVIDERS

         Administrator, Transfer Agent, Fund Accounting Agent and Custodian
         ------------------------------------------------------------------

         BISYS acts as Administrator to the ProFund. BISYS provides administrative services necessary for the operation of the ProFund, including among other things, (i) preparation of shareholder reports and communications,
(ii) regulatory compliance, such as reports to and filings with the Commission and state securities commissions, and (iii) general supervision of the operation of the ProFund, including coordination of the services performed by the Advisor, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the ProFund and pays the compensation of ProFund's officers and employees affiliated with BISYS.

         For its services as Administrator, the ProFund pays BISYS an annual fee ranging from 0.15% of average daily net assets of $0 to $300 million to 0.05% of average daily net assets of $1 billion and over. BFSI, an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFund, for which it receives additional fees. Additionally, ProFunds, and BISYS and BFSI have entered into an Omnibus Fee Agreement in which the amount of compensation due and payable to BISYS shall be the greater of (i) the aggregate fee amount due and payable for services pursuant to the Administration, Fund Accounting and Transfer Agency Agreements and (ii) the minimum relationship fee described as specific dollar amounts payable over a period of ten calendar quarters. The address of BISYS and BFSI is 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219.

         ProFunds Advisors LLC, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFund. For these services, the ProFund will pay to ProFund Advisors LLC a fee at the annual rate of 0.15% of its average daily net assets for the ProFund.

         UMB Bank, N.A. acts as custodian to the ProFunds; its address is 928 Grand Avenue, Kansas City, Missouri.

         Distributor
         -----------

         Concord Financial Group, Inc. serves as the distributor and principal underwriter in all fifty states and the District of Columbia. Concord Financial Group, Inc., an affiliate of BISYS, receives no compensation from the ProFund for serving as distributor. Concord Financial Group, Inc.'s address is 3435 Stelzer Road, Columbus, Ohio 43215.

         Shareholder Services Plan - Service Shares
         ------------------------------------------

         The ProFund has adopted a Shareholder Services Plan (the "Plan") and related agreement ("Shareholder Services Agreement"). The Plan provides that the ProFund will make payments to Authorized Firms (defined below) in an amount up to 1.00% (on an annual basis) of the average daily value of the net assets of the ProFund's Service class of shares attributable to or held in the name of an Authorized Firm for its clients. The Plan provides that the fee will be paid to registered investment advisers, banks, trust companies and other financial organizations ("Authorized Firms"), for providing account administration and other services to their clients who are beneficial owners of such shares.

         The services provided by the Authorized Firms may include, among other things, receiving, aggregating and processing shareholder or beneficial owner (collectively "shareholder") orders; furnishing shareholder subaccounting; providing and maintaining retirement plan records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing various shareholder reports and confirmations for transactions by shareholders; performing daily investment ("sweep") functions for shareholders; and account administration services. ProFunds expects that the level of services provided with respect to these accounts will be more extensive than typically occurs under shareholder servicing plans.

         Holders of Service Shares of the ProFund will bear all fees paid under the Plan with respect to such shares as well as any other expenses which are directly attributable to such shares.

         Authorized Firms may charge other fees to their clients who are the beneficial owners of Service Shares in connection with their client accounts. These fees would be in addition to any amounts received by the Authorized Firms and would be for services other than those provided under the Shareholder Service Agreement. Under the terms of the Shareholder Service Agreements, Authorized Firms are required to provide their clients with a schedule of fees charged to such clients which relate to the investment of customers' assets in Service Shares.

         The ProFund will accrue payments made pursuant to the Plan daily. The payments under the Plan which are required to be accrued to the ProFund's Service Shares on any day will not exceed the distributable income to be accrued to such shares on that day. All inquiries by a beneficial owner of Service Shares must be directed to such owner's Authorized Firm.

COSTS AND EXPENSES

         The ProFund bears all expenses of its operations other than those assumed by the Advisor or BISYS. Expenses of the ProFund include, but are not limited to: the advisory fee; administrative, transfer agent, and shareholder servicing fees; custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustee's fees and expenses. In order to increase the return to investors, the Advisor may from time to time agree to voluntarily waive or reduce its fees, while retaining its ability to be reimbursed for such fees prior to the end of each fiscal year.

PORTFOLIO TRADING PRACTICES

         The Advisor determines which instruments to purchase and sell for the ProFund, selects brokers and dealers to effect the transactions, and negotiates commissions. The Advisor expects that the ProFund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. In placing orders for portfolio transactions, the Advisor's policy is to obtain the most favorable combination of price and efficient execution available. Brokerage commissions are normally paid on exchange-traded securities transactions and on options and futures transactions, as well as on common stock transactions. In order to obtain the brokerage and research services described below, a commission may sometimes be paid that is higher than the lowest commission available. The ability to receive research services may be a factor in the selection of one dealer acting as a principal over another.


         When selecting broker-dealers to execute portfolio transactions, the Advisor considers many factors, including the rate of commission or size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition, general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Advisor. The Advisor may use these services in connection with all of the Advisor's investment activities, including other investment accounts the Advisor advises. Conversely, brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Advisor in providing investment advisory services to the ProFund.


                       GENERAL INFORMATION ABOUT THE TRUST

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

         ProFunds (the "Trust") is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. In addition to the UltraShort OTC ProFund, the Trust consists of six other separately managed series: Bull ProFund, UltraBull ProFund, Bear ProFund, UltraBear ProFund, UltraOTC ProFund and Money Market ProFund. Shares of the other ProFunds are offered by a separate prospectus. Other separate series may be added in the future. Each ProFund offers two classes of shares: the Service Shares and the Investor Shares.

         All shares of the ProFund are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

         Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds' shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

         The Declaration of Trust of the ProFunds, disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds itself would not be able to meet the Trust's obligations and this risk, thus, should be considered remote.

DETERMINATION OF NET ASSET VALUE

         The net asset values of the shares of the ProFund is determined as of the close of business on each day the CME is open for business, normally 4:15 PM. Currently, the CME and the NYSE are closed on weekends, and the following holiday closings have been scheduled for 1998: (i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any of these holidays falls on a Sunday. To the extent that portfolio securities of the ProFund are traded in other markets on days when the ProFund's principal trading market(s) is closed, the ProFund's net asset value may be affected on days when investors do not have access to the ProFund to purchase or redeem shares. Although ProFunds expect the same holiday schedules to be observed in the future, the CME and the NYSE may modify its holiday schedule at any time.

         The net asset value of each class of shares of the ProFund serves as the basis for the purchase and redemption price of that class of shares. The net asset value per share of each class of the ProFund is calculated by dividing the market value of the ProFund's assets attributed to a specific class, less all liabilities attributed to the specific class, by the number of outstanding shares of the class. If market quotations are not readily available, a security will be valued at fair value by the Trustees of ProFunds or by the Advisor using methods established or ratified by the Trustees of ProFunds.

         The securities in the ProFund's portfolio, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded on the OTC markets are priced using NASDAQ (National Association of Securities Dealers Automated Quotations), which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of ProFunds' Board of Trustees.

         Puts, calls and futures contracts purchased and held by the ProFund are valued at the close of the securities or commodities exchanges on which they are traded. (Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:15 PM Eastern Time and the close of the regular session of commodities exchanges is 4:15 PM Eastern Time.) Options on securities and indices purchased by the ProFund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the OTC market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the ProFund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the ProFund will be either the closing price or the asked price. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity.


FUNDAMENTAL POLICIES

         The investment objective (except the specific benchmark which is tracked by the ProFund) and certain investment restrictions of the ProFund specifically identified as fundamental policies may not be changed without the affirmative vote of at least the majority of the outstanding shares of the ProFund, as defined in the 1940 Act. All other investment policies of the ProFund not specified as fundamental (including the benchmark of the ProFund) may be changed by the Trustees of ProFunds without the approval of shareholders.

         The ProFund may consider changing its benchmark if, for example, the current benchmark becomes unavailable; the ProFund believes the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs; or the financial or economic environment makes it difficult for the ProFund's investment results to correspond sufficiently to its current benchmark. If believed appropriate, ProFunds may specify a benchmark for the ProFund that is "leveraged" or proprietary. Of course, there can be no assurance that the ProFund will achieve its objective.

TRUSTEES AND OFFICERS

         ProFunds has a Board of Trustees which is responsible for the general supervision of ProFunds' business. The day-to-day operations of the ProFund are the responsibility of the ProFund's officers.

AUDITORS

         Coopers & Lybrand LLP are the auditors of and the independent public accountants for ProFund.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE PROFUND IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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